Commercial Agreement

Between

Windstream Kentucky East, Inc.

&

SouthEast Telephone, Inc.

For

Mass Market Switching

SouthEast Telephone, Inc.
DATE

GENERAL TERMS AND CONDITIONS		1

1.0	Introduction	1
2.0	Effective Date	1
3.0	Intervening Law	1
4.0	Term of Agreement	1
5.0	Assignment	2
6.0	Confidential and Proprietary Information	3
7.0	Liability and Indemnification	4
8.0	Payment of Rates and Late Payment Charges	6
9.0	Dispute Resolution	7
10.0	notices	9
11.0	taxes	10
12.0	force majeure	11
13.0	publicity	11
14.0	network maintenance and management	12
15.0	law endforcement and civil process	12
16.0	amendments and waivers	12
17.0	authority	13
18.0	binding effect	13
19.0	consent	13
20.0	expenses	13
21.0	headings	13
22.0	relationship of parties	13
23.0	conflict of interest	13
24.0	third party beneficiaries	14
25.0	trademarks and trade names	14
26.0	complete terms	14
27.0	cooperation on preventing end user fraud	14
28.0	modification of agreement	14
29.0	responsibility of each party	15
30.0	territory	15
31.0	compliance	15
32.0	responsibility of enviromental compliance	16
33.0	subcontracting	16
34.0	referenced documents	16
35.0	severability	17
36.0	survival of obligations	17
37.0	governing law	17
38.0	other obligations of SouthEast	17
39.0	customer inquiries	17
40.0	disclaimer of warranties	18
41.0	definitions and acronyms	18
42.0	other requirements and attachments	18
43.0	Survival of Obligations	17

ATTACHMENT1: MASS MARKET SWITCHING		20

1.0	Introduction	20
2.0	Mass Market switching element - port and usage	20
3.0	Combinations	21
4.0	maintenance of elements	21
5.0	performance of Mass Market Switching	22

SouthEast Telephone, Inc.
DATE

6.0	pricing	22
7.0	recurring charges	22
8.0	non-recurring charges	22
Exhibit A: Price List		23

ATTACHMENT 2: DEFINITIONS		24

ATTACHMENT 3: ACRONYMS		25

SouthEast Telephone, Inc.
DATE

General Terms & Conditions

GENERAL TERMS AND CONDITIONS

This Private Commercial Agreement (“Agreement”) is between, SouthEast Telephone, Inc. (“SouthEast”) and Windstream Kentucky East, Inc. (“Windstream”) a Commonwealth of Kentucky corporation, having an office at 4001 Rodney Parham Road, Little Rock, Arkansas, 72212.  (Windstream and SouthEast may be referred to hereinafter, each, individually as a “Party”, and, collectively as the “Parties”).

WHEREAS, pursuant to private commercial negotiations, the Parties wish to establish terms for the provision of Mass Market Switching as designated in the Attachments hereto for the purpose of determining the rates, terms, and conditions.

NOW, THEREFORE, in consideration of the premises and the mutual covenants of this Agreement, the Parties hereby agree as follows:

1.0	Introduction

1.1
This Agreement sets forth the terms, conditions and prices under which Windstream may provide Mass Market Switching services to SouthEast as specifically identified in appendixes attached to this Agreement, and executed simultaneously with this general terms and conditions.  Further this Agreement sets forth the terms, conditions, and prices under which SouthEast will provide services to Windstream, where applicable.

1.2	For SouthEast to purchase Mass Market Switching from Windstream, SouthEast shall have executed a 251/252 Interconnection Agreement with Windstream.

1.3	This Agreement includes and incorporates herein the Attachments of this Agreement, and all accompanying Appendices, Addenda and Exhibits.

1.4
The Parties acknowledge and agree that by entering into and performing in accordance with this Agreement, the Parties have not waived or relinquished any applicable exemptions that are provided by or available under the Act or under state law.

2.0	Effective Date

2.1
The effective date of this Agreement, once signed by both Parties, will be May 1, 2007 (“the Effective Date”).  Furthermore, this Agreement is conditioned upon the Parties maintaining a 251/252 Interconnection Agreement.

3.0	Intervening Law

3.1
This Agreement is entered into as a result of private negotiations between the Parties. Disputes between the Parties may be resolved pursuant to any process available to the Parties under law, provided that the Parties may mutually agree to use the dispute resolution process provided for in this Agreement.

4.0	Term of Agreement

4.1
The Parties agree to the provisions of this Agreement for a term of eighteen (18) months (“the Term”) from the Effective Date of this Agreement.  This Agreement will terminate on October 31, 2008 (“the Termination Date”).

SouthEast Telephone, Inc.
DATE

General Terms & Conditions

4.2
Unless Windstream has requested renegotiations of this Agreement as provided in 4.3 below, this Parties will begin a transition process for Southeast’s customers provisioned through Mass Market Switching under this Agreement one hundred twenty (120) days in advance of the Termination Date.   Within the first thirty (30) days of the 120-day period, the Parties shall implement a plan to transition SouthEast’s customers provisioned through Mass Market Switching under this Agreement to a service available under SouthEast’s 251/252 Interconnection Agreement.  To the extent that the parties cannot mutually finalize a transition plan within the first 30 days, then the Parties shall take the following action: (i) SouthEast shall  provide prompt notice (with copies to Windstream) to its customers provisioned pursuant to this Agreement that the customers are required either to elect a new local exchange provider or have their service transferred to Windstream at the end of the 120-day transition period; (ii) Southeast shall provide all records necessary and otherwise cooperate fully with Windstream to transition the impacted customers to the requested new local exchange carrier or Windstream, as applicable; and (iii)  Windstream shall transfer any remaining customers to Windstream's local telephone service at the end of the 120-day transition period. The transfer of SouthEast customers from Mass Market Switching will be completed by the Termination Date of this Agreement.

4.3
Windstream may request renegotiations of this Agreement by providing written notice of termination to SouthEast at least days one hundred twenty (120) days in advance of the date of Termination Date.  The Parties will begin discussions of a replacement agreement within thirty (30) days from receipt of Windstream’s notice. If the Parties have not replaced this Agreement within the first 30 days of the notice period, then the Parties shall take the following action: (i) SouthEast shall  provide prompt notice (with copies to Windstream) to its customers provisioned pursuant to this Agreement that the customers are required either to elect a new local exchange provider or have their service transferred to Windstream at the end of the 120-day transition period; (ii) Southeast shall provide all records necessary and otherwise cooperate fully with Windstream to transition the impacted customers to the requested new local exchange carrier or Windstream, as applicable; and (iii)  Windstream shall transfer any remaining customers to Windstream's local telephone service at the end of the 120-day transition period. The transfer of SouthEast customers from Mass Market Switching will be completed by the Termination Date of this Agreement.

4.4
In the event of Default, as defined in this §4.3, the non-defaulting Party may terminate this Agreement provided that the non-defaulting Party so advises the defaulting Party in writing (“Default Notice”) of the event of the alleged Default and the defaulting Party does not cure the alleged Default with sixty (60) after receipt of the Default Notice thereof.  Default is defined as:

4.4.1	Either Party’s insolvency or initiation of bankruptcy or receivership proceedings by or against the Party; or

4.4.2	A decision under §9.0, Dispute Resolution that a Party has materially breached any of the terms or conditions hereof, or

4.4.3
A Party has notified the other Party in writing of the other Party’s material breach of any of the material terms hereof, and the default remains uncured for sixty (60) days from receipt of such notice.

5.0	Assignment

5.1
Any assignment by either Party to any non-affiliated entity of any right, obligation or duty, or of any other interest hereunder, in whole or in part, without the prior written consent of the other Party shall be void.  A Party may assign this Agreement in its entirety to an Affiliate of the Party without the consent of the other Party; provided, however, that the assigning Party shall notify the other Party in writing of such assignment thirty (30) days prior to the Effective Date thereof and, provided further, if the assignee is an assignee of SouthEast, the assignee must provide evidence of Commission CLEC certification.  The Parties shall amend this Agreement to reflect such assignments and shall work cooperatively to implement any changes required due to such assignment.  All obligations and duties of any Party under this Agreement shall be binding on all successors in interest and assigns of such Party.  No assignment or delegation hereof shall relieve the assignor of its obligations under this Agreement in the event that the assignee fails to perform such obligations.  Notwithstanding anything to the contrary in this Section, SouthEast shall not assign this Agreement to any Affiliate or non-affiliated entity unless either (1) SouthEast pays all bills, past due and current, under this Agreement, or (2) SouthEast’s assignee expressly assumes liability for payment of such bills.

SouthEast Telephone, Inc.
DATE

General Terms & Conditions

5.2
As a minimum condition of any assignment or transfer of this Agreement (or any rights hereunder) that is permitted under or consented to by Windstream pursuant to this §5, SouthEast agrees that any change, modification or other activity required for Windstream to accommodate or recognize the successor to or assignee of SouthEast shall be a CLEC Change.  Windstream shall have no obligation to proceed with such activities nor shall any otherwise acceptable assignment or transfer be effective against Windstream until the Parties agree upon the charges that apply to such CLEC Change.

5.3
In the event that SouthEast makes any corporate name change (whether it involves a merger, consolidation, assignment or transfer, and including addition or deletion of a d/b/a), change in OCN/AECN, or a change in any other CLEC identifier (collectively, a “CLEC Change”), SouthEast shall submit written notice to Windstream within thirty (30) days of the first action taken to implement such CLEC Change.  Within thirty (30) days following receipt of that notice, the Parties shall negotiate rates to compensate Windstream for the expenses to be incurred by Windstream to make the CLEC Change to the applicable Windstream databases, systems, and records In addition, SouthEast shall compensate Windstream for any service order charges and/or service request charges, as specified in Appendix B, associated with such CLEC Change.  Windstream’s Agreement to implement a CLEC Change is conditioned upon SouthEast’s Agreement to pay all reasonable charges billed to SouthEast for such CLEC Change.

6.0	Confidential and Proprietary Information

6.1
For the purposes of this Agreement, confidential information means confidential or proprietary technical, Customer, End User, network, or business information disclosed by one Party (the "Discloser") to the other Party (the "Recipient"), which is disclosed by one Party to the other in connection with this Agreement, during negotiations or the term of this Agreement (“Confidential Information”).  Such Confidential Information shall automatically be deemed proprietary to the Discloser and subject to this §6.0, unless otherwise confirmed in writing by the Discloser.  All other information which is indicated and marked, as Confidential Information at the time of disclosure shall also be treated as Confidential Information under §6.0 of this Agreement.  The Recipient agrees (i) to use Confidential Information only for the purpose of performing under this Agreement, (ii) to hold it in confidence and disclose it to no one other than its employees or agents having a need to know for the purpose of performing under this Agreement, and (iii) to safeguard it from unauthorized use or disclosure using at least the same degree of care with which the Recipient safeguards its own Confidential Information. If the Recipient wishes to disclose the Discloser's Confidential Information to a third-party agent or consultant, such disclosure must be agreed to in writing by the Discloser, and the agent or consultant must have executed a written Agreement of nondisclosure and nonuse comparable to the terms of this Section.

6.2
The Recipient may make copies of Confidential Information only as reasonably necessary to perform its obligations under this Agreement.  All such copies will be subject to the same restrictions and protections as the original and will bear the same copyright and proprietary rights notices as are contained on the original.

SouthEast Telephone, Inc.
DATE

General Terms & Conditions

6.3
The Recipient agrees to return all Confidential Information to the Discloser in tangible form received from the Discloser, including any copies made by the Recipient within thirty (30) days after a written request is delivered to the Recipient, or to destroy all such Confidential Information if directed to do so by Discloser except for Confidential Information that the Recipient reasonably requires to perform its obligations under this Agreement.  If either Party loses or makes an unauthorized disclosure of the other Party's Confidential Information, it will notify such other Party immediately and use reasonable efforts to retrieve the lost or wrongfully disclosed information.

6.4
The Recipient will have no obligation to safeguard Confidential Information: (i) which was in the possession of the Recipient free of restriction prior to its receipt from the Discloser; (ii) after it becomes publicly known or available through no breach of this Agreement by the Recipient, (iii) after it is rightfully acquired by the Recipient free of restrictions on its disclosure, or (iv) after it is independently developed by personnel of the Recipient to whom the Discloser’s Confidential Information had not been previously disclosed.  In addition, either Party will have the right to disclose Confidential Information to any mediator, arbitrator, state or federal regulatory body, or a court in the conduct of any mediation, arbitration or approval of this Agreement, as long as, in the absence of an applicable protective order, the Discloser has been previously notified by the Recipient in time sufficient for the Recipient to undertake lawful measures to avoid disclosing such information and for Discloser to have reasonable time to seek or negotiate a protective order before or with any applicable mediator, arbitrator, state or regulatory body or a court.

6.5
The Parties recognize that an individual End User may simultaneously seek to become or be a Customer of both Parties.  Nothing in this Agreement is intended to limit the ability of either Party to use Customer specific information lawfully obtained from End Users or sources other than the Discloser, subject to applicable rules governing use of Customer Propriety Network Information (CPNI).

6.6	Each Party's obligations to safeguard Confidential Information disclosed prior to expiration or termination of this Agreement will survive such expiration or termination.

6.7
Except as otherwise expressly provided elsewhere in this Agreement, no license is hereby granted with respect to any patent, trademark, or copyright, nor is any such license implied solely by virtue of the disclosure of any Confidential Information.

6.8
Each Party agrees that the Discloser may be irreparably injured by a disclosure in breach of this Agreement by the Recipient or its representatives and the Discloser will be entitled to seek equitable relief, including injunctive relief and specific performance, in the event of any breach or threatened breach of the confidentiality provisions of this Agreement.  Such remedies will not be deemed to be the exclusive remedies for a breach of this Agreement, but will be in addition to all other remedies available at law or in equity.

7.0	Liability and Indemnification

7.1	Limitation of Liabilities

With respect to any claim or suit for damages arising out of mistakes, omissions, defects in transmission, interruptions, failures, delays or errors occurring in the course of furnishing any service hereunder, the liability of the Party furnishing the affected service, if any, shall not exceed a credit for the actual cost of the services or functions not performed or improperly performed for the period of that particular service during which such mistakes, omissions, defects in transmission, interruptions, failures, delays or errors occurs and continues; provided, however, that any such mistakes, omissions, defects in transmission, interruptions, failures, delays, or errors which are caused by the gross negligence or willful, wrongful act or omission of the complaining Party or which arise from the use of the complaining Party's facilities or equipment shall not result in the imposition of any liability whatsoever upon the other Party furnishing service.

SouthEast Telephone, Inc.
DATE

General Terms & Conditions

7.2	No Consequential Damages

EXCEPT AS SPECIFICALLY PROVIDED IN THIS AGREEMENT, NEITHER PARTY WILL BE LIABLE TO THE OTHER PARTY FOR ANY INDIRECT, INCIDENTAL, CONSEQUENTIAL, OR SPECIAL DAMAGES SUFFERED BY SUCH OTHER PARTY (INCLUDING WITHOUT LIMITATION DAMAGES FOR HARM TO BUSINESS, LOST REVENUES, LOST SAVINGS, OR LOST PROFITS SUFFERED BY SUCH OTHER PARTY), REGARDLESS OF THE FORM OF ACTION, WHETHER IN CONTRACT, WARRANTY, STRICT LIABILITY, OR TORT, INCLUDING WITHOUT LIMITATION NEGLIGENCE OF ANY KIND WHETHER ACTIVE OR PASSIVE, AND REGARDLESS OF WHETHER THE PARTIES KNEW OF THE POSSIBILITY THAT SUCH DAMAGES COULD RESULT.  EACH PARTY HEREBY RELEASES THE OTHER PARTY (AND SUCH OTHER PARTY'S SUBSIDIARIES AND AFFILIATES, AND THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, AND AGENTS) FROM ANY SUCH CLAIM. NOTHING CONTAINED IN THIS SECTION WILL LIMIT EITHER PARTY’S LIABILITY TO THE OTHER PARTY FOR (i) WILLFUL OR INTENTIONAL MISCONDUCT (INCLUDING GROSS NEGLIGENCE) OR (ii) BODILY INJURY, DEATH, OR DAMAGE TO TANGIBLE REAL OR TANGIBLE PERSONAL PROPERTY.

7.3	Obligation to Indemnify

7.3.1
Each Party shall be indemnified and held harmless by the other Party against claims, losses, suits, demands, damages, costs, expenses, including reasonable attorneys’ fees (“Claims”), asserted, suffered, or made by third parties arising from (i) any act or omission of the indemnifying Party in connection with its performance or non-performance under his Agreement; and (ii) provision of the indemnifying Party's services or equipment, including but not limited to claims arising from the provision of the indemnifying Party's services to its End Users (e.g., claims for interruption of service, quality of service or billing disputes) unless such act or omission was caused by the negligence or willful misconduct of the indemnified Party.  Each Party shall also be indemnified and held harmless by the other Party against claims and damages of persons for services furnished by the indemnifying Party or by any of its subcontractors, under worker's compensation laws or similar statutes.

7.3.2
Each Party, as an Indemnifying Party agrees to release, defend, indemnify, and hold harmless the other Party from any claims, demands or suits that asserts any infringement or invasion of privacy or confidentiality of any person or persons caused or claimed to be caused, directly or indirectly, by the Indemnifying Party's employees and equipment associated with the provision of any service herein.  This provision includes but is not limited to suits arising from unauthorized disclosure of the End User’s name, address or telephone number.

7.3.3
Windstream makes no warranties, express or implied, concerning SouthEast’s (or any third party’s) rights with respect to intellectual property (including without limitation, patent, copyright and trade secret rights) or receipt of Windstream services.

SouthEast Telephone, Inc.
DATE

General Terms & Conditions

7.4	Obligation to Defend; Notice; Cooperation

Whenever a claim arises for indemnification under this Section (the “Claim”), the relevant Indemnitee, as appropriate, will promptly notify the Indemnifying Party and request the Indemnifying Party to defend the same.  Failure to so notify the Indemnifying Party will not relieve the Indemnifying Party of any liability that the Indemnifying Party might have, except to the extent that such failure prejudices the Indemnifying Party's ability to defend such Claim.  The Indemnifying Party will have the right to defend against such Claim in which event the Indemnifying Party will give written notice to the Indemnitee of acceptance of the defense of such Claim and the identity of counsel selected by the Indemnifying Party.  Except as set forth below, such notice to the relevant Indemnitee will give the Indemnifying Party full authority to defend, adjust, compromise, or settle such Claim with respect to which such notice has been given, except to the extent that any compromise or settlement might prejudice the Intellectual Property Rights of the relevant Indemnities.  The Indemnifying Party will consult with the relevant Indemnitee prior to any compromise or settlement that would affect the Intellectual Property Rights or other rights of any Indemnitee, and the relevant Indemnitee will have the right to refuse such compromise or settlement and, at such Indemnitee’s sole cost, to take over such defense of such Claim. Provided, however, that in such event the Indemnifying Party will not be responsible for, nor will it be obligated to indemnify the relevant Indemnitee against any damages, costs, expenses, or liabilities, including without limitation, attorneys’ fees, in excess of such refused compromise or settlement.  With respect to any defense accepted by the Indemnifying Party, the relevant Indemnitee will be entitled to participate with the Indemnifying Party in such defense if the Claim requests equitable relief or other relief that could affect the rights of the Indemnitee and also will be entitled to employ separate counsel for such defense at such Indemnitee's expense.  In the event the Indemnifying Party does not accept the defense of any indemnified Claim as provided above, the relevant Indemnitee will have the right to employ counsel for such defense at the expense of the Indemnifying Party, and the Indemnifying Party shall be liable for all costs associated with Indemnitee’s defense of such Claim including court costs, and any settlement or damages awarded the third party.  Each Party agrees to cooperate and to cause its employees and agents to cooperate with the other Party in the defense of any such Claim.

8.0	Payment of Rates and Late Payment Charges

8.1
Windstream, at its discretion may require SouthEast to provide Windstream a security deposit to ensure payment of SouthEast’s account.  The security deposit must be an amount equal to three (3) months anticipated charges (including, but not limited to, recurring, non-recurring, termination charges and advance payments), as reasonably determined by Windstream, for Mass Market Switching furnished by Windstream under this Agreement.

8.1.1
Such security deposit shall be a cash deposit or other form of security acceptable to Windstream.  Any such security deposit may be held during the continuance of the service as security for the payment of any and all amounts accruing for the service.

8.1.2	If a security deposit is required, such security deposit shall be made prior to the activation of service.

8.1.3
The fact that a security deposit has been provided in no way relieves SouthEast from complying with Windstream's regulations as to advance payments and the prompt payment of bills on presentation nor does it constitute a waiver or modification of the regular practices of Windstream providing for the discontinuance of service for non-payment of any sums due Windstream.

8.1.4
Windstream reserves the right to increase the security deposit requirements when, in its sole judgment, circumstances so warrant and/or gross monthly billing has increased beyond the level initially used to determine the security deposit.

8.1.5
In the event that SouthEast is in breach of this Agreement, service to SouthEast may be terminated by Windstream; any security deposits applied to its account and Windstream may pursue any other remedies available at law or equity.

8.1.6
In the case of a cash deposit, interest at a rate of .000590 shall be paid to SouthEast during the possession of the security deposit by Windstream.  Interest on a security deposit shall accrue annually and, if requested, shall be annually credited to SouthEast by the accrual date.

SouthEast Telephone, Inc.
DATE

General Terms & Conditions

8.2	Windstream may, but is not obligated to, draw on the cash deposit, as applicable, upon the occurrence of any one of the following events.

8.2.1	SouthEast owes Windstream undisputed charges under this Agreement that are more than thirty (30) calendar days past due; or

8.2.2
SouthEast admits its inability to pay its debts as such debts become due, has commenced a voluntary case (or has had an involuntary case commenced against it) under the U.S. Bankruptcy Code or any other law relating to insolvency, reorganization, wind-up, composition or adjustment of debts or the like, has made an assignment for the benefit of creditors or, is subject to a receivership or similar proceeding; or

8.2.3	The expiration or termination of this Agreement.

8.3	If Windstream draws on the security deposit, upon request by Windstream, SouthEast will provide a replacement deposit conforming to the requirements of §8.1.

8.4
Except as otherwise specifically provided elsewhere in this Agreement, the Parties will pay all rates and charges due and owing under this Agreement within thirty (30) days of the invoice date in immediately available funds.  The Parties represent and covenant to each other that all invoices will be promptly processed and mailed in accordance with the Parties’ regular procedures and billing systems.

8.4.1
If the payment due date falls on a Sunday or on a Holiday which is observed on a Monday, the payment due date shall be the first non-Holiday following such Sunday or Holiday.  If the payment due date falls on a Saturday or on a Holiday which is observed on Tuesday, Wednesday, Thursday, or Friday, the payment due date shall be the last non-Holiday preceding such Saturday or Holiday.  If payment is not received by the payment due date, a late penalty, as set forth in §8.5 and 8.6 below, will be assessed.

8.5
If the amount billed is received by the billing Party after the payment due date or if any portion of the payment is received by the billing Party in funds which are not immediately available to the billing Party, then a late payment charge will apply to the unpaid balance.

8.6
Except as otherwise specifically provided in this Agreement interest on overdue invoices will apply at the lesser of the highest interest rate (in decimal value) which may be levied by law for commercial transactions, compounded daily and applied for each month or portion thereof that an outstanding balance remains, or shall not exceed 0.0004930 compounded daily and applied for each month or portion thereof that an outstanding balance remains.

9.0	Dispute Resolution

9.1	Notice of Disputes

Notice of a valid contractual dispute must be in writing, specifically documenting the nature of the dispute, and must include a detailed description of the underlying dispute (the “Dispute Notice”).

9.1.1	Billing Disputes

The disputing Party must submit billing disputes (“Billing Disputes”) to the billing Party by the due date on the disputed bill.  After receipt of a dispute, the billing Party will review to determine the accuracy of the billing dispute.  If the billing Party determines the dispute is valid, the billing Party will credit the disputing Party’s bill by the next bill date.  If the billing Party determines the billing dispute is not valid, the disputing Party may escalate the dispute as outlined in §9.1.1.1.  If escalation of the billing dispute does not occur within the 30 days as outlined below, the disputing Party must remit payment for the disputed charge, including late payment charges, to the billing Party by the next bill date and these charges are no longer considered disputed charges.  The Parties will endeavor to resolve all Billing Disputes within sixty (60) calendar days from receipt of the Dispute Form.

SouthEast Telephone, Inc.
DATE

General Terms & Conditions

9.1.1.1
Resolution of the dispute is expected to occur at the first level of management, resulting in a recommendation for settlement of the dispute and closure of a specific billing period.  If the issues are not resolved within the allotted time frame, the following resolution procedure will be implemented:

9.1.1.1.1
If the dispute is not resolved within thirty (30) calendar days of receipt of the Dispute Notice, the dispute will be escalated to the second level of management for each of the respective Parties for resolution.  If the dispute is not resolved within sixty (60) calendar days of the notification date, the dispute will be escalated to the third level of management for each of the respective Parties for resolution.

9.1.1.1.2
If the dispute is not resolved within ninety (90) calendar days of the receipt of the Dispute Form, the dispute will be escalated to the fourth level of management for each of the respective Parties for resolution.

9.1.1.1.3
Each Party will provide to the other Party an escalation list for resolving billing disputes.  The escalation list will contain the name, title, phone number, fax number and email address for each escalation point identified in this §9.1.1.1.

9.1.1.2
If the disputing Party disputes a charge and does not pay such charge by the payment due date, such charges shall be subject to late payment charges as set forth in §8.6 above.  If the disputing Party disputes charges and the dispute is resolved in favor of the disputing Party, the billing Party shall credit the bill of the disputing Party for the amount of the disputed charges, along with any late payment charges assessed, by the next billing cycle after the resolution of the dispute.  Accordingly, if the disputing Party disputes charges and the dispute is resolved in favor of the billing Party, the disputing Party shall pay the billing Party the amount of the disputed charges and any associated late payment charges, by the next billing due date after the resolution of the dispute.

9.1.1.3
For purposes of this §9.1.1, a billing dispute shall not include the refusal to pay other amounts owed to a Party pending resolution of the dispute.  Claims by the disputing Party for damages of any kind will not be considered a Bona Fide Dispute for purposes of this §9.1.1.  A Party’s failure to pay all undisputed amounts by the due date listed on the bill, is a material breach of this Agreement.

9.1.1.4
Once the billing dispute has been processed in accordance with this §9.1.1, the disputing Party will make immediate payment on any of the disputed amount owed to the billing Party, or the billing Party shall have the right to pursue normal treatment procedures.  Any credits due to the disputing Party resulting from the Dispute process will be applied to the disputing Party's account by the billing Party immediately upon resolution of the dispute.

9.1.1.5	Neither Party shall bill the other Party for charges incurred more than twelve (12) months after the service is provided to the non-billing Party.

SouthEast Telephone, Inc.
DATE

General Terms & Conditions

9.1.2	All Other Disputes

All other disputes (i.e., contractual disputes) shall be valid only if reasonable within the scope of this Agreement, and the Parties agree that two-year statute of limitations shall govern such disputes.

9.2	Dispute Resolution

9.2.1
Except as otherwise provided in this Agreement, any dispute between the Parties regarding the interpretation or enforcement of this Agreement or any of its terms shall be addressed by good faith negotiation between the Parties.  To initiate such negotiation, a Party must provide to the other Party written notice of the dispute that includes both a detailed description of the dispute or alleged nonperformance and the name of an individual who will serve as the initiating Party’s representative in the negotiation.  The other Party shall have ten Business Days to designate its own representative in the negotiation.  The Parties’ representatives shall meet at least once within 45 days after the date of the initiating Party’s written notice in an attempt to reach a good faith resolution of the dispute. Upon agreement, the Parties’ representatives may utilize other alternative dispute resolution procedures such as private mediation to assist in the negotiations.

9.2.2
If the Parties have been unable to resolve the dispute within 45 days of the date of the initiating Party’s written notice, either Party may initiate an appropriate proceeding before a court of competent jurisdiction.

10.0	Notices

10.1
Except as otherwise specifically provided in this Agreement, all notice, consents, approvals, modifications, or other communications to be given under this Agreement shall be in writing and sent postage prepaid by registered mail return receipt requested.  Notice may also be effected by personal delivery or by overnight courier.  All notices will be effective upon receipt, and should be directed to the following:

If to SouthEast:
SouthEast Telephone, Inc.
106 Scott Avenue
Pikeville, KY 41501

If to Windstream:
Windstream
Attn:  Staff Manager – Interconnection Services
4001 Rodney Parham Road
1170 B3F03-84A
Little Rock, AR 72212

Copy to:
Windstream
Attn:  Windstream Regulatory
1170 B1F03-53A
Little Rock, AR 72212

10.2
Either Party may unilaterally change its designated representative and/or address, telephone contact number or facsimile number for the receipt of notices by giving seven (7) days' prior written notice to the other Party in compliance with this Section.

SouthEast Telephone, Inc.
DATE

General Terms & Conditions

11.0	Taxes

11.1
Each Party purchasing services hereunder shall pay or otherwise be responsible for all federal, state, or local sales, use, excise, gross receipts, transaction or similar taxes, fees or surcharges (hereinafter “Tax”) levied against or upon such purchasing Party (or the providing Party when such providing Party is permitted to pass along to the purchasing Party such taxes, fees or surcharges), except for any tax on either Party's corporate existence, status or income.  Whenever possible, these amounts shall be billed as a separate item on the invoice.  Purchasing Party may be exempted from certain taxes if purchasing Party provides proper documentation, e.g., reseller certificate, from the appropriate taxing authority.  Failure to timely provide said resale tax exemption certificate will result in no exemption being available to the purchasing Party until such time as the purchasing Party presents a valid certification.

11.2
With respect to any purchase of services, facilities or other arrangements, if any Tax is required or permitted by applicable law to be collected from the purchasing Party by the providing Party, then (i) the providing Party shall bill the purchasing Party for such Tax, (ii) the purchasing Party shall remit such Tax to the providing Party and (iii) the providing Party shall remit such collected Tax to the applicable taxing authority, except as otherwise indicated below.

11.3
The Parties agree that each Party shall generally be responsible for collecting and remitting to the appropriate city, any franchise fees or taxes for use of city rights of way, in accordance with the terms of that Party’s franchise Agreement. In the event a city attempts to collect from both Parties to pay franchise fees or taxes on the same revenues with respect to Mass Market Switching ”CLEC ACROYNM TXT” shall be responsible for paying the fees and taxes in full.

11.4
If the providing Party fails to collect any Tax as required herein, then, as between the providing Party and the purchasing Party, (i) the purchasing Party shall remain liable for such uncollected Tax and (ii) the providing Party shall be liable for any penalty and interest assessed with respect to such uncollected Tax by such authority.  However, if the purchasing Party fails to pay any taxes properly billed, then, as between the providing Party and the purchasing Party, the purchasing Party will be solely responsible for payment of the taxes, penalty and interest.

115
If the purchasing Party fails to impose and/or collect any Tax from End Users as required herein, then, as between the providing Party and the purchasing Party, the purchasing Party shall remain liable for such uncollected Tax and any interest and penalty assessed thereon with respect to the uncollected Tax by the applicable taxing authority.  With respect to any Tax that the purchasing Party has agreed to pay or impose on and/or collect from End Users, the purchasing Party agrees to indemnify and hold harmless the providing Party on an after-tax basis for any costs incurred by the providing Party as a result of actions taken by the applicable taxing authority to collect the Tax from the providing Party due to the failure of the purchasing Party to pay or collect and remit such Tax to such authority.

11.6
All notices, affidavits, exemption certificates or other communications required or permitted to be given by either Party to the other Party under this §11.0, shall be made in writing and sent postage prepaid by registered mail return receipt requested.  All notices shall be effective upon receipt. All notices sent pursuant to this Section shall be directed to the following:

To Windstream:
Windstream
Attn:  Director State and Local Taxes
4001 Rodney Parham Road
1170 B1F03-70A
Little Rock, AR 72212

SouthEast Telephone, Inc.
DATE

General Terms & Conditions

Copy to:
Windstream
Staff Manager - Interconnection Services
4001 Rodney Parham Road
1170 B3F03-84A
Little Rock, AR 72212

To SouthEast:

SouthEast Telephone, Inc.
106 Scott Avenue
Pikeville, KY 41501

11.7
Either Party may unilaterally change its designated representative and/or address, telephone contact number or facsimile number for the receipt of notices by giving seven (7) days' prior written notice to the other Party in compliance with this Section.

12.0	Force Majeure

12.1
Except as otherwise specifically provided in this Agreement, neither Party shall be liable for delays or failures in performance resulting from acts or occurrences beyond the reasonable control of such Party, regardless of whether such delays or failures in performance were foreseen or foreseeable as of the date of this Agreement, including, without limitation: fire, explosion, power failure, acts of God, war, revolution, civil commotion, or acts of public enemies; epidemics, riots, insurrections, earthquakes, tornadoes, hurricanes, nuclear accidents, floods, or labor unrest, including, without limitation strikes, slowdowns, picketing or boycotts or delays caused by the other Party or by other service or equipment vendors; or any other similar circumstances beyond the Party's reasonable control.  In such event, the Party affected shall, upon giving prompt notice to the other Party, be excused from such performance on a day-to-day basis to the extent of such interference (and the other Party shall likewise be excused from performance of its obligations on a day-for-day basis to the extent such Party's obligations relate to the performance so interfered with).  The affected Party shall use its reasonable commercial efforts to avoid or remove the cause of nonperformance and both Parties shall proceed to perform with dispatch once the causes are removed or cease.

13.0	Publicity

13.1
The Parties agree not to use in any advertising or sales promotion, press releases or other publicity matters, any endorsements, direct or indirect quotes or pictures implying endorsement by the other Party or any of its employees without such Party's prior written approval. The Parties will submit to each other for written approval, prior to publication, all such publicity endorsement matters that mention or display the other's name and/or marks or contain language from which a connection to said name and/or marks may be inferred or implied.

13.2
Neither Party will offer any services using the trademarks, service marks, trade names, brand names, logos, insignia, symbols or decorative designs of the other Party or its affiliates without the other Party’s written authorization.

SouthEast Telephone, Inc.
DATE

General Terms & Conditions

14.0	Network Maintenance and Management

14.1
The Parties will work cooperatively to implement this Agreement.  The Parties will exchange appropriate information (e.g., maintenance contact numbers, network information, information required to comply with law enforcement and other security agencies of the Government, etc.) to achieve this desired reliability, subject to the confidentiality provisions herein.

15.0	Law Enforcement and Civil Process

15.1	Intercept Devices

Local and federal law enforcement agencies periodically request information or assistance from local telephone service providers.  When either Party receives a request associated with a Customer of the other Party, the receiving Party will refer such request to the appropriate Party, unless the request directs the receiving Party to attach a pen register, trap-and-trace or form of intercept on the Party's own facilities, in which case that Party will comply with any valid requirement, to the extent the receiving Party is able to do so; if such compliance requires the assistance of the other Party such assistance will be provided.

15.2	Subpoenas

If a Party receives a subpoena for information concerning an End User the Party knows to be an End User of the other Party, the receiving Party will refer the subpoena to the requesting entity with an indication that the other Party is the responsible company.   In the event a Party requests (requesting Party) that the other Party provide (providing Party) the information requested in the subpoena, the requesting Party shall pay the providing Party all costs of providing such information.

15.3	Law Enforcement Emergencies

If a Party receives a request from a law enforcement agency to implement at its switch a temporary number change, temporary disconnect, or one-way denial of outbound calls for an End User of the other Party, the receiving Party will comply so long as it is a valid emergency request.  Neither Party will be held liable for any claims or damages arising from compliance with such requests, and the Party serving the End User agrees to indemnify and hold the other Party harmless against any and all such claims.

15.4
The Parties will provide five (5) day a week 8:00 a.m. to 5:00 p.m. installation and information retrieval pertaining to lawful, manual traps and information retrieval on Customer invoked CLASS services pertaining to non-emergency calls such as annoyance calls.  The Parties will provide assistance twenty-four (24) hours per day for situations involving immediate threat of life or at the request of law enforcement officials.  The Parties will provide a twenty-four (24) hour contact number to administer this process.

16.0	Amendments or Waivers

16.1
Except as otherwise provided in this Agreement, no amendment to this Agreement will be effective unless the same is in writing and signed by an authorized representative of each Party. In addition, no course of dealing or failure of a Party strictly to enforce any term, right or condition of this Agreement will be construed as a waiver of such term, right, or condition.  The Parties enter into this Agreement without prejudice to any positions they have taken previously, or may take in the future in any legislative, regulatory, other public forum, contract negotiation, bona fide request, or arbitration addressing any matters, including matters related to the types of arrangements prescribed by this Agreement.

SouthEast Telephone, Inc.
DATE

General Terms & Conditions

17.0	Authority

19.1	Each person whose signature appears below represents and warrants that they have the authority to bind the Party on whose behalf they executed this Agreement.

18.0	Binding Effect

20.1	This Agreement will be binding on and inure to the benefit of the respective successors and permitted assigns of the Parties.

19.0	Consent

21.1	Where consent, approval, or mutual Agreement is required of a Party, it will not be unreasonably withheld or delayed.

20.0	Expenses

20.1	Except as specifically set out in this Agreement, each Party will be solely responsible for its own expenses involved in all activities related to the subject of this Agreement.

21.0	Headings

21.1	The headings in this Agreement are inserted for convenience and identification only and will not be considered in the interpretation of this Agreement.

22.0	Relationship of Parties

22.1
This Agreement will not establish, be interpreted as establishing, or be used by either Party to establish or to represent their relationship as any form of agency, partnership or joint venture.  Neither Party will have any authority to bind the other Party, nor to act as an agent for the other Party unless written authority, separate from this Agreement, is provided.  Nothing in the Agreement will be construed as providing for the sharing of profits or losses arising out of the efforts of either or both of the Parties.  Nothing herein will be construed as making either Party responsible or liable for the obligations and undertakings of the other Party.

23.0	Conflict of Interest

23.1
The Parties represent that no employee or agent of either Party has been or will be employed, retained, paid a fee, or otherwise received or will receive any personal compensation or consideration from the other Party, or any of the other Party’s employees or agents in connection with the arranging or negotiation of this Agreement or associated documents.

SouthEast Telephone, Inc.
DATE

General Terms & Conditions

24.0	Third Party Beneficiaries

24.1
Except as may be specifically set forth in this Agreement, this Agreement does not provide and will not be construed to provide third parties with any remedy, claim, liability, reimbursement, cause of action, or other privilege.

25.0	Trademarks and Trade Names

25.1
Each Party warrants that, to the best of its knowledge, the services provided under this Agreement do not or will not violate or infringe upon any patent, copyright, trademark, or trade secret rights of any other persons.

25.2
Except as specifically set out in this Agreement, nothing in this Agreement will grant, suggest, or imply any authority for one Party to use the name, trademarks, service marks, or trade names of the other Party for any purpose whatsoever, absent written consent of the other Party.

26.0	Complete Terms

26.1
Notwithstanding the 251/252 Interconnection Agreement set forth in §1.2 above, this Agreement sets forth the entire understanding and supersedes prior Agreements between the Parties relating to the subject matter contained herein and merges all prior discussions between them, and neither Party shall be bound by any definition, condition, provision, representation, warranty, covenant or promise other than as expressly stated in this Agreement or as is contemporaneously or subsequently set forth in writing and executed by a duly authorized officer or representative of the Party to be bound thereby.

27.0	Cooperation on Preventing End User Fraud

27.1
The Parties agree to cooperate with one another to investigate, minimize, and take corrective action in cases of fraud.  The Parties' fraud minimization procedures are to be cost-effective and implemented so as not to unduly burden or harm one Party as compared to the other Party.

27.2
In cases of suspected fraudulent activity by an End User, at a minimum, the cooperation referenced in the above paragraph will include providing to the other Party, upon request, information concerning End Users who terminate services to that Party without paying all outstanding charges.  The Party seeking such information is responsible for securing the End User's permission to obtain such information.

28.0	Modification of Agreement

28.1
If SouthEast changes its name or makes changes to its company structure or identity due to a merger, acquisition, transfer or any other reason, it is the responsibility of SouthEast to notify Windstream of said change and request that an amendment to this Agreement, if necessary, be executed to reflect said change.

SouthEast Telephone, Inc.
DATE

General Terms & Conditions

29.0	Responsibility of Each Party

29.1
Each Party is an independent contractor, and has and hereby retains the right to exercise full control of and supervision over its own performance of its obligations under this Agreement and retains full control over the employment, direction, compensation and discharge of its employees assisting in the performance of such obligations.  Each Party will be solely responsible for all matters relating to payment of such employees, including compliance with social security taxes, withholding taxes and all other regulations governing such matters.  Each Party will be solely responsible for proper handling, storage, transport and disposal at its own expense of all (i) substances or materials that it or its contractors or agents bring to, create or assume control over at Work Locations or, (ii) waste resulting therefrom or otherwise generated in connection with its or its contractors' or agents' activities at the Work Locations.  Subject to the limitations on liability and except as otherwise provided in this Agreement, each Party will be responsible for (i) its own acts and performance of all obligations imposed by applicable law in connection with its activities, legal status and property, real or personal and, (ii) the acts of its own affiliates, employees, agents and contractors during the performance of the Party's obligations hereunder.

30.0	Territory
This Agreement applies to the exchange serving areas in which Windstream is authorized and operates as an Incumbent Local Exchange Carrier in the Commonwealth of Kentucky, Windstream is not obligated to provide Mass Market Switching services under this Agreement and this Agreement shall have no application within any Windstream exchange service areas other than those Windstream exchange service areas listed below.

Included Windstream Exchange Service Areas:

Ashland	Evarts	Lancaster	Oneida
Augusta	Ewing	Leatherwood	Owingsville
Barbourville	Faubush	Lebanon	Paint Lick
Berea	Fernleaf	Lewisburg	Russell
Bradfordsville	Flat Lick	Liberty	Salt Lick
Brodhead	Flemingsburg	Livinston	Science Hill
Brooksville	Garrison	London	Sharpsburg
Bryantsville	Germantown	Loretto	Shopville
Burkesville	Grayson	Manchester	Somerset
Burnside	Greensburg	Mays Lick	Southshore
Campbellsville	Greenup	Meads	Tollesboro
Catlettsburg	Hazard	Morehead	Vanceburg
Columbia	Hillsboro	Mt. Olive	Versailles
Cumberland	Hustonville	Mt. Vernon	Vicco
Dover	Irvine	Nancy	Washington
E Bernstadt	Jenkins	Nicholasville	White Lily
Eubank	Johnsville	Olive Hill	Wilmore

31.0	Compliance

38.1
Each Party will comply at its own expense with its obligations under or activities in connection with this Agreement.  The Parties agree to indemnify, defend, (at the other Party's request) and save harmless the other Party, each of its officers, directors and employees from and against any losses, damages, claims, demands, suits, liabilities, fines, penalties, and expenses (including reasonable attorneys' fees) that arise out of or result from i) its failure or the failure of its contractors or agents to so comply or ii) any activity, duty or status of it or its contractors or agents that triggers any legal obligation to investigate or remediate environmental contamination.

SouthEast Telephone, Inc.
DATE

General Terms & Conditions

32.0	Responsibility for Environmental Contamination

32.1
SouthEast will in no event be liable to Windstream for any costs whatsoever resulting from the presence or release of any Environmental Hazard that SouthEast did not introduce to the affected work location.  Windstream will indemnify, defend (at SouthEast's request) and hold harmless SouthEast, each of its officers, directors and employees from and against any losses, damages, claims, demands, suits, liabilities, fines, penalties and expenses (including reasonable attorneys' fees) that arise out of or result from (i) any Environmental Hazard that Windstream, its contractors or agents introduce to the Work Locations or (ii) the presence or release of any Environmental Hazard for which Windstream is responsible under applicable law.

32.2
Windstream will in no event be liable to SouthEast for any costs whatsoever resulting from the presence or release of any Environmental Hazard that Windstream did not introduce to the affected work location.  SouthEast will indemnify, defend (at Windstream's request) and hold harmless Windstream, each of its officers, directors and employees from and against any losses, damages, claims, demands, suits, liabilities, fines, penalties and expenses (including reasonable attorneys' fees) that arise out of or result from i) any Environmental Hazard that SouthEast, its contractors or agents introduce to the Work Locations or ii) the presence or release of any Environmental Hazard for which SouthEast is responsible under applicable law.

33.0	Subcontracting

33.1
If a Party through a subcontractor performs any obligation under this Agreement, such Party will remain fully responsible for the performance of this Agreement in accordance with its terms, including any obligations either Party performs through subcontractors, and each Party will be solely responsible for payments due the Party's subcontractors.  No subcontractor will be deemed a third party beneficiary for any purposes under this Agreement.  Any subcontractor who gains access to Confidential Information covered by this Agreement will be required by the subcontracting Party to protect such Confidential Information to the same extent the subcontracting Party is required to protect the same under the terms of this Agreement.

34.0	Referenced Documents

34.1
Whenever any provision of this Agreement refers to a technical reference, technical publication, any publication of telecommunications industry administrative or technical standards, Windstream handbooks and manuals, or any other document specifically incorporated into this Agreement, it will be deemed to be a reference to the most recent version or edition (including any amendments, supplements, addenda, or successors) of each document that is in effect, and will include the most recent version or edition (including any amendments, supplements, addenda, or successors) of each document incorporated by reference in such a technical reference, technical publication, or publication of industry standards.  However, if such reference material is substantially altered in a more recent version to significantly change the obligations of either Party as of the Effective Date of this Agreement and the Parties are not in Agreement concerning such modifications, the Parties agree to negotiate in good faith to determine how such changes will impact performance of the Parties under this Agreement, if at all.  Until such time as the Parties agree, the provisions of the last accepted and unchallenged version will remain in force.

SouthEast Telephone, Inc.
DATE

General Terms & Conditions

35.0	Severability

35.1
If any term, condition or provision of this Agreement is held to be invalid or unenforceable for any reason, such invalidity or unenforceability will invalidate the entire Agreement.  The Parties agree that this Agreement is a commercially negotiated and must be taken in its entirety.

36.0	Survival of Obligations

36.1
Any liabilities or obligations of a Party for acts or omissions prior to the cancellation or termination of this Agreement, any obligation of a Party under the provisions regarding indemnification, Confidential Information, limitations on liability, and any other provisions of this Agreement which, by their terms, are contemplated to survive (or to be performed after) termination of this Agreement, will survive cancellation or termination thereof.

37.0	Governing Law

37.1	This Agreement shall be governed by the laws of the State of Arkansas without regard to its conflicts of law principles.

38.0	Other Obligations of SouthEast

38.1
To establish service and provide efficient and consolidated billing to SouthEast, SouthEast is required to provide a CLEC Profile, which includes its authorized and nationally recognized Operating Company Number (“OCN”), to establish SouthEast’s billing account.  SouthEast will be provided with a billing account number (“BAN”) for each CLEC Profile submitted.  SouthEast will pay Windstream $380.00 for the establishment of each billing account number (“BAN”).

38.2
SouthEast shall use Windstream’s electronic operations support system access platform (Windstream Express) to submit orders and requests for maintenance and repair of services, and to engage in other pre-ordering, ordering, provisioning, maintenance and repair transactions.  If Windstream has not deployed an electronic capability, SouthEast shall use such other processes as Windstream has made available for performing such transaction (including, but not limited, to submission of orders by telephonic facsimile transmission and placing trouble reports by voice telephone transmission).  If SouthEast chooses to submit orders manually, when Windstream’s electronic operations support system access platform (Windstream Express) is available, SouthEast will pay a manual order charge as reflected in the applicable Windstream tariff.

38.3
SouthEast represents and covenants that it will only use Windstream Express pursuant to this Agreement for Mass Market Switching, for which this Agreement contains explicit terms, conditions and rates and will not provide its access to a third party.

38.4	A service order processing charge (Service Order Charge) will be applied to each service order issued by Windstream to process a request pursuant to this Agreement.

39.0	Customer Inquiries

39.1	Each Party will refer all questions regarding the other Party’s services or products directly to the other Party at a telephone number specified by that Party.

SouthEast Telephone, Inc.
DATE

General Terms & Conditions

39.2
Each Party will ensure that all of their representatives who receive inquiries regarding the other Party’s services or products:  (i) provide the numbers described in §39.1; and (ii) do not in any way disparage or discriminate against the other Party or its services or products.

40.0	Disclaimer of Warranties

40.1
EXCEPT AS OTHERWISE SPECIFICALLY PROVIDED IN THIS AGREEMENT, NEITHER PARTY MAKES ANY REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO ANY WARRANTY AS TO MERCHANTABILITY OR FITNESS FOR INTENDED OR PARTICULAR PURPOSE WITH RESPECT TO SERVICES PROVIDED HEREUNDER.  ADDITIONALLY, NEITHER PARTY ASSUMES ANY RESPONSIBILITY WITH REGARD TO THE CORRECTNESS OF DATA OR INFORMATION SUPPLIED BY THE OTHER PARTY WHEN THIS DATA OR INFORMATION IS ACCESSED AND USED BY A THIRD PARTY.

41.0	Definitions and Acronyms

41.1	Definitions

For purposes of this Agreement, certain terms have been defined in Attachment 2: Definitions and elsewhere in this Agreement to encompass meanings that may differ from, or be in addition to, the normal connotation of the defined word. Unless the context clearly indicates otherwise, any term defined or used in the singular will include the plural.  The words "will" and "shall" are used interchangeably throughout this Agreement and the use of either connotes a mandatory requirement.  The use of one or the other will not mean a different degree of right or obligation for either Party.  A defined word intended to convey its special meaning is capitalized when used.

41.2	Acronyms

Other terms that are capitalized and not defined in this Agreement will have the meaning in the Act.  For convenience of reference only, Attachment 3: Acronyms provides a list of acronyms used throughout this Agreement.

42.0	Other Requirements and Attachments

42.1	This Agreement incorporates a number of listed Attachments, which, together with their associated Appendices, Exhibits, and Addenda, constitute the entire Agreement between the Parties.

42.1.1	Each Party agrees that if at anytime a discrepancy arises between the General Terms and Conditions and one of the Attachments, the Attachments will control.

42.1.2
Appended to this Agreement and incorporated herein are the Attachments listed below.  To the extent that any definitions, terms or conditions in any given Attachment differ from those contained in the main body of this Agreement, those definitions, terms or conditions will supersede those contained in the main body of this Agreement, but only in regard to the services or activities listed in that particular Attachment.

Attachment 1:  Mass Market Switching
Attachment 2:  Definitions
Attachment 3:  Acronyms

SouthEast Telephone, Inc.
DATE

General Terms & Conditions

THIS AGREEMENT CONTAINS BINDING PROVISIONS, WHICH MAY BE ENFORCED BY THE PARTIES.

SouthEast Telephone, Inc.		Windstream

Darrell Maynard		William F. Kreutz
Print Name		Print Name

/s/ Darrell Maynard	4/27/2007	/s/ William F. Kreutz	5/4/07
Sign Name:	Date	Sign Name:	Date

President		Vice President – Regulatory Strategies
Position/Title		Position/Title
SouthEast Telephone, Inc.		Windstream

SouthEast Telephone, Inc.
DATE

Attachment 1: Mass Market Switching

ATTACHMENT 1: MASS MARKET SWITCHING

1.0	Introduction

1.1
This Attachment sets forth rates, terms and conditions for Mass Market Switching that Windstream agrees to offer to SouthEast in accordance with its obligations under this Agreement.  The rates for Mass Market Switching are set forth in this Attachment.

1.2	Windstream’s sole obligation is to provide Mass Market Switching in accordance with the terms of this Agreement taken in their entirety.

1.3	Mass Market Switching is only available to SouthEast for use in its provisioning of local exchange service to its End Users.

1.4	Windstream will at its sole discretion maintain, repair, or replace the Mass Market Switching Element.

1.5	Each Party is solely responsible for the services it provides to its End Users and to other Telecommunications Carriers.

1.6	The Mass Market Switching Element provided to SouthEast under the provisions of this Attachment will remain the property of Windstream.

2.0	Mass Market Switching Element – Port and Usage

2.1
Windstream shall provide access to local circuit switching capability and local tandem switching capability on an unbundled basis, except as set forth in this Agreement and solely for the provision of a qualifying telecommunications service.

2.2	Local Switching.

2.2.1
The Mass Market Switching Element includes line side and trunk side facilities (e.g. line and trunk side Ports such as analog and ISDN line side Ports).  It consists of the line-side Port (including connection between a Loop termination and a switch line card, telephone number assignment, basic intercept, one primary directory listing, presubscription, and access to 911, operator services, and directory assistance), usage (including the connection of lines to lines, lines to trunks, trunks to lines, and trunks to trunks) and the connection between the trunk termination and a trunk card.  The separate charges for vertical features shall not be billed with respect to those lines for which SouthEast is incurring the port usage charge for Mass Market Switching, because the cost of vertical features should be recovered though the port usage charge.

SouthEast Telephone, Inc.
DATE

Attachment 1: Mass Market Switching

2.2.2	Windstream shall offer, as an optional chargeable feature, usage tapes in accordance with the 251/252 Interconnection Agreement.

2.2.3
SouthEast may request activation or deactivation of features on a per-port basis at any time, and shall compensate Windstream for the non-recurring charges associated with processing the order.  SouthEast may submit a request for other switch features and functions that the switch is capable of providing, but which Windstream does not currently provide, or for customized routing of traffic other than operator services and/or directory assistance traffic.  Windstream shall develop and provide these requested services where technically feasible with the agreement of SouthEast to pay the recurring and non-recurring costs of developing, installing, updating, providing and maintaining these services.

2.2.4
If SouthEast requests the remote call forward feature for a Mass Market Switching line to forward calls from the service telephone number (the number dialed by the calling party) to another telephone number selected by the service subscriber, SouthEast will be assessed a remote call forwarding charge per Mass Market Switching line as listed in Exhibit A.  When ordering, Windstream will ensure that the following conditions are satisfied:

2.2.4.1	That the remote call forward service will not be utilized to forward calls to another number; and
2.2.4.2	That the forward-to number (service) is not a public safety number (e.g. 911, fire or police number).

3.0	Combinations

3.1
Subject to the conditions set forth in this Agreement, Windstream may provide a combination of Mass Market Switching with an Unbundled Network Element pursuant to the Parties 251/252 Interconnection Agreement set forth in §1.2 of the General Terms and Conditions of this Agreement.

4.0	Maintenance of Elements

4.1	The Mass Market Switching Element provided by Windstream pursuant to this Attachment will be maintained by Windstream.

4.2
If SouthEast issues a trouble report allowing Windstream access to the End User's premises and Windstream personnel are dispatched but denied access to the premises, then Time and Material charges will apply for the period of time that Windstream personnel are dispatched.  Subsequently, if Windstream personnel are allowed access to the premises, the charges discussed herein will still apply.

4.3
Time and Material charges apply on a half-hour basis.  If more than one technician is necessary in accordance with Windstream standard practices and is dispatched in conjunction with the same trouble report, the total time for all technicians dispatched will be aggregated prior to the distribution of time between the "First Half Hour or Fraction Thereof" and "Each Additional Half Hour or Fraction Thereof" rate categories.  Basic Time is work-related efforts of Windstream performed during normally scheduled working hours on a normally scheduled workday.  Overtime is work-related efforts of Windstream performed on a normally scheduled workday, but outside of normally scheduled working hours.  Premium Time is work related efforts of Windstream performed other than on a normally scheduled workday.

4.4
If SouthEast requests or approves an Windstream technician to perform services in excess of or not otherwise contemplated by the nonrecurring charges herein, SouthEast will pay for any additional work to perform such services, including requests for installation or conversion outside of normally scheduled working hours.

SouthEast Telephone, Inc.
DATE

Attachment 1: Mass Market Switching

5.0	Performance of Mass Market Switching Element

5.1	Mass Market Switching Elements provided by Windstream to SouthEast will be at least equal in quality and performance as that which Windstream provides to itself.

6.0	Pricing

6.1
Exhibit A: Price List is a schedule which reflects the prices at which Windstream agrees to furnish Mass Market Switching Elements to SouthEast.  SouthEast agrees to compensate Windstream for Mass Market Switching Elements at the rates contained in this Exhibit.

6.2
Windstream will render a monthly bill for the Mass Market Switching Elements provided hereunder.  Remittance in full will be due within thirty (30) days of receipt of invoice.  Interest will apply on overdue amounts.

7.0	Recurring Charges

7.5.1
Unless otherwise listed below, where rates are shown as monthly, a month will be defined as a calendar month.  The minimum term for each monthly rated element will be one (1) month.  After the initial month, billing will be on the basis of whole or fractional months used.

7.5.2
SouthEast will be charged $.00141 for each minute of use that exceeds 2,200 per customer’s line per month.  Where rates will be based on minutes of use, usage will be accumulated at the end office and rounded to the next higher minute.  SouthEast will pay for all usage on such calls including those that are not completed due to busy or don't answer conditions.

8.0	Non-Recurring Charges

8.1
A service order processing charge (Service Order Charge) will be applied to each service order issued by SouthEast for Windstream to process a request for Mass Market Switching Elements.   In the event SouthEast orders the combination of Mass Market Switching from this Agreement and service from another agreement, Windstream shall only charge SouthEast the Non-recurring charges in this Agreement and shall waive Non-recurring charges in the other agreement.

SouthEast Telephone, Inc.
DATE

Attachment 1: Mass Market Switching

Exhibit A: Price List

Prices for Mass Market Switching Elements	Monthly Recurring / MOU Rate	Nonrecurring Charges
		Initial	Additional

I. Service Order Charges

Non-Engineered
New Installation – No Premise Visit		$42.50
New Installation – Premise Visit Required		$58.60
Conversion As Is		$19.23
Conversion As Specified (special instructions)		$42.50
Subsequent Order		$9.00

Engineered
New Installation		$311.98
Conversion As Specified (special instructions)		$123.84
Subsequent Order		$59.61

II. Port Charge
Basic Analog Line Side Port	$1.07

III. Remote Call Forwarding – Per Line	$2.43

Maintenance of Service Charges
Basic Time per half (1/2) hour		$40.00
Overtime per half (1/2) hour		$80.00
Premium Time per half (1/2) hour		$120.00

Time and Material Charges
Basic Time per half (1/2) hour		$40.00
Overtime per half (1/2) hour		$80.00
Premium Time per half (1/2) hour		$120.00

Included Windstream Exchange Service Areas:

Ashland	Evarts	Lancaster	Oneida
Augusta	Ewing	Leatherwood	Owingsville
Barbourville	Faubush	Lebanon	Paint Lick
Berea	Fernleaf	Lewisburg	Russell
Bradfordsville	Flat Lick	Liberty	Salt Lick
Brodhead	Flemingsburg	Livinston	Science Hill
Brooksville	Garrison	London	Sharpsburg
Bryantsville	Germantown	Loretto	Shopville
Burkesville	Grayson	Manchester	Somerset
Burnside	Greensburg	Mays Lick	Southshore
Campbellsville	Greenup	Meads	Tollesboro
Catlettsburg	Hazard	Morehead	Vanceburg
Columbia	Hillsboro	Mt. Olive	Versailles
Cumberland	Hustonville	Mt. Vernon	Vicco
Dover	Irvine	Nancy	Washington
E Bernstadt	Jenkins	Nicholasville	White Lily
Eubank	Johnsville	Olive Hill	Wilmore

SouthEast Telephone, Inc.
DATE

Attachment 2: Definitions

ATTACHMENT 2: DEFINITIONS

Definitions of the terms used in this Agreement are listed below.  The Parties agree that certain terms may be defined elsewhere in this Agreement, as well as terms not defined shall be construed in accordance with their customary meaning in the telecommunications industry as of the Effective Date of this Agreement.

“Confidential Information” has the meaning set forth in §6.0 of the General Terms and Conditions.

"Customer" means, whether or not capitalized, any business, residential or governmental Customer of services covered by the Agreement, and includes the term "End User".  More specific meanings of either of such terms are dependent upon the context in which they appear in the Agreement and the provisions of the Act.

“Customer Proprietary Network Information” or “CPNI” means information that relates to the quantity, technical configuration, type, destination, and amount of a Telecommunications Service subscribed to by any  Customer of a Telecommunications Carrier, and that is made available to the carrier by the Customer solely by virtue of the carrier Customer relationship; and information contained in the bills pertaining to telephone exchange service or telephone toll service received by a Customer of a carrier.

 “Discloser” means that Party to this Agreement which has disclosed Confidential Information to the other Party.

"End Office" means a local Windstream switching point where Windstream Customer station loops are terminated for purposes of interconnection to each other and to the network.

"End User" means, whether or not capitalized, any business, residential or governmental Customer of services covered by the Agreement and includes the term "Customer".  More specific meanings of either of such terms are dependent upon the context in which they appear in the Agreement and the provisions of the Act.

"Incumbent Local Exchange Carrier” or “ILEC” has the meaning given the term in the Act.

"Local Exchange Carrier" or "LEC" means the incumbent carrier that provides facility-based Exchange Services, which has universal-service and carrier-of-last-resort obligations.

"Local Service Provider” means a non-incumbent carrier licensed by the Commission with the appropriate certification (e.g., a Certificate of Authorization or Service Provider Certificate of Authorization) and authority necessary to provide Exchange Services.

“Local Service Request” or “LSR” means an industry standard form used by the Parties to add, establish, change or disconnect services provided under this Agreement.

“Operating Company Number” or “OCN” means nationally recognized company codes set forth in the LERG that will be used as the official identification code for each company that provides local exchange telephone service.

"Parties,” means Windstream and SouthEast collectively.

"Party" means either Windstream or SouthEast as applicable.

“Recipient” means the Party to this Agreement, which has received Confidential Information from the other Party.

"Territory" means the Windstream exchange service areas as listed in §30.0 of the General Terms and Conditions of this Agreement.

“Undefined Terms” The Parties acknowledge that terms may appear in the Agreement that are not defined and agree that any such terms shall be construed in accordance with their end-user usage in the telecommunications industry as of the Effective Date of this Agreement.

“Windstream” has the meaning set forth in the preamble.

“Work Locations” means any real estate that Windstream owns, leases or licenses or in which it holds easements or other rights to use, or does use, in connection with this Agreement.

SouthEast Telephone, Inc.
DATE

ATTACHMENT3: ACRONYMS

BAN	Billing Account Number
CPN	Calling Party Number
CPNI	Customer Propriety Network Information
ILEC	Incumbent Local Exchange Carrier
LEC	Local Exchange Carrier
LSP	Local Service Provider
LSR	Local Service Request
OCN	Operating Company Number
PSC	Public Service Commission
PUC	Public Utilities Commission

SouthEast Telephone, Inc.
DATE

AMENDMENT NO. 1

to the

MASS MARKET SWITCHING AGREEMENT

between

Windstream Kentucky, East, LLC

and

SouthEast Telephone, Inc.

This Amendment No. 1 ( “Amendment”) is made this 9th day of July, 2008 (“Amendment Effective Date”), by and between Windstream Kentucky, East, LLC ("Windstream”), with its principal place of business at 4001 Rodney Parham Rd., Little Rock, Arkansas 72212 and SouthEast Telephone, Inc. (“SouthEast”) (Windstream and SouthEast may be hereinafter referred to, each individually, as a “Party” and, collectively, as the “Parties”).

This Amendment covers services in the Commonwealth of Kentucky.

WITNESSETH:

WHEREAS, pursuant to private commercial negotiations, SouthEast and Windstream executed a Mass Market Switching Agreement (“Agreement”) with an effective date of May 1, 2007; and

WHEREAS, the Agreement is set to expire by its own terms on October 31, 2008; and

NOW, THEREFORE, in consideration of the mutual promises, provisions and covenants herein contained, the sufficiency of which is hereby acknowledged, the Parties agree as follows:

1.3	Section 4.1 of the General Terms and Conditions is replaced in its entirety with the following:

4.1
The Parties agree to the provisions of this Agreement for a term of forty-two (42) months (“the Term”) from the Effective Date of this Agreement. This Agreement will terminate on October 31, 2010 (“the Termination Date”).

1.4	Section 9.1.1 of the General Terms and Conditions is replaced in its entirety with the following:

9.1.1	Billing Disputes

The disputing Party must submit billing disputes (“Billing Disputes”) to the billing Party by the due date on the disputed bill unless the disputed bill is paid in full. In the event the disputing Party pays a disputed bill in full and later decides to file a Billing Dispute,  the disputing Party must submit the Billing Dispute to the billing Party within twelve (12) months of the due date of the disputed bill. After receipt of a dispute, the billing Party will review to determine the accuracy of the billing dispute.  If the billing Party determines the dispute is valid, the billing Party will credit the disputing Party’s bill by the next bill date.  If the billing Party determines the billing dispute is not valid, the disputing Party may escalate the dispute as outlined in §9.1.1.1.  If escalation of the billing dispute does not occur within the 30 days as outlined below, the disputing Party must remit payment for the disputed charge, including late payment charges, to the billing Party by the next bill date and these charges are no longer considered disputed charges.  The Parties will endeavor to resolve all Billing Disputes within sixty (60) calendar days from receipt of the Dispute Form.

1.5	Section 7.5.2 of Attachment 1: Mass Market Switching is replaced in its entirety with the following:

From May 1, 2007 through October 31, 2009, SouthEast will be charged $.00141 for each minute of use that exceeds 2,200 per customer’s line per month.  From November 1, 2009 through October 31, 2010, SouthEast will be charged $.001593 for each minute of use that exceeds 2,200 per customer’s line per month Where rates will be based on minutes of use, usage will be accumulated at the end office and rounded to the next higher minute.  SouthEast will pay for all usage on such calls including those that are not completed due to busy or "do not  answer" conditions.

1.6	Exhibit A: Price List is replaced in its entirety with the following:

Exhibit A: Price List

Prices for Mass Market Switching Elements	Monthly Recurring / MOU Rate	Nonrecurring Charges
		Initial	Additional

I. Service Order Charges

Non-Engineered
New Installation – No Premise Visit		$42.50
New Installation – Premise Visit Required		$58.60
Conversion As Is		$19.23
Conversion As Specified (special instructions)		$42.50
Subsequent Order		$9.00

Engineered
New Installation		$311.98
Conversion As Specified (special instructions)		$123.84
Subsequent Order		$59.61

II. Port Charge
Basic Analog Line Side Port (Effective May 1, 2007 – October 31, 2009)	$1.07

Basic Analog Line Side Port (Effective November 1, 2009 – October 31, 2010)	$4.10

III. Remote Call Forwarding – Per Line
	$2.43

Maintenance of Service Charges
Basic Time per half (1/2) hour		$40.00
Overtime per half (1/2) hour		$80.00
Premium Time per half (1/2) hour		$120.00

Time and Material Charges
Basic Time per half (1/2) hour		$40.00
Overtime per half (1/2) hour		$80.00
Premium Time per half (1/2) hour		$120.00

Included Windstream Exchange Service Areas:

Ashland	Evarts	Lancaster	Oneida
Augusta	Ewing	Leatherwood	Owingsville
Barbourville	Faubush	Lebanon	Paint Lick
Berea	Fernleaf	Lewisburg	Russell
Bradfordsville	Flat Lick	Liberty	Salt Lick
Brodhead	Flemingsburg	Livinston	Science Hill
Brooksville	Garrison	London	Sharpsburg
Bryantsville	Germantown	Loretto	Shopville
Burkesville	Grayson	Manchester	Somerset
Burnside	Greensburg	Mays Lick	Southshore
Campbellsville	Greenup	Meads	Tollesboro
Catlettsburg	Hazard	Morehead	Vanceburg
Columbia	Hillsboro	Mt. Olive	Versailles
Cumberland	Hustonville	Mt. Vernon	Vicco
Dover	Irvine	Nancy	Washington
E Bernstadt	Jenkins	Nicholasville	White Lily
Eubank	Johnsville	Olive Hill	Wilmore

5.0	Miscellaneous Provisions are amended as follows:

5.1
Conflict between this Amendment and the Agreement.  This Amendment shall be deemed to revise the terms and provisions of the Agreement to the extent necessary to give effect to the terms and provisions of this Amendment.  In the event of a conflict between the terms and provisions of this Amendment and the terms and provisions of the Agreement, this Amendment shall govern, provided, however, that the fact that a term or provision appears in this Amendment but not in the Agreement, or in the Agreement but not in this Amendment, shall not be interpreted as, or deemed grounds for finding, a conflict for purposes of this Section 2.

5.2
Counterparts.  This Amendment may be executed in one or more counterparts, each of which when so executed and delivered shall be an original and all of which together shall constitute one and the same instrument.

5.3
Captions.  The Parties acknowledge that the captions in this Amendment have been inserted solely for convenience of reference and in no way define or limit the scope or substance of any term or provision of this Amendment.

5.4
Scope of Amendment.  This Amendment shall amend, modify and revise the Agreement only to the extent set forth expressly in Sections 1, 2, 3 and 4 of this Amendment, and, except to the extent set forth in Sections 1, 2, 3 and 4 of this Amendment, the terms and provisions of the Agreement shall remain in full force and effect after the Effective Date.

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be executed as of the Amendment Effective Date.

Windstream Kentucky East, LLC		SouthEast Telephone, Inc.

Date:	7/28/08	Date	7/14/2008

By:	/s/ Michael Rhoda	By:	/s/ Darrell Maynard

Printed: Michael Rhoda		Printed: Darrell Maynard

Title: Senior Vice President – Government Affairs		Title: President

AMENDMENT NO. 1

to the

MASS MARKET SWITCHING AGREEMENT

between

Windstream Kentucky, East, LLC

and

SouthEast Telephone, Inc.

This Amendment No. 1 ( “Amendment”) is made this 9th day of July, 2008 (“Amendment Effective Date”), by and between Windstream Kentucky, East, LLC ("Windstream”), with its principal place of business at 4001 Rodney Parham Rd., Little Rock, Arkansas 72212 and SouthEast Telephone, Inc. (“SouthEast”) (Windstream and SouthEast may be hereinafter referred to, each individually, as a “Party” and, collectively, as the “Parties”).

This Amendment covers services in the Commonwealth of Kentucky.

WITNESSETH:

WHEREAS, pursuant to private commercial negotiations, SouthEast and Windstream executed a Mass Market Switching Agreement (“Agreement”) with an effective date of May 1, 2007; and

WHEREAS, the Agreement is set to expire by its own terms on October 31, 2008; and

NOW, THEREFORE, in consideration of the mutual promises, provisions and covenants herein contained, the sufficiency of which is hereby acknowledged, the Parties agree as follows:

1.7	Section 4.1 of the General Terms and Conditions is replaced in its entirety with the following:

4.2
The Parties agree to the provisions of this Agreement for a term of forty-two (42) months (“the Term”) from the Effective Date of this Agreement. This Agreement will terminate on October 31, 2010 (“the Termination Date”).

1.8	Section 9.1.1 of the General Terms and Conditions is replaced in its entirety with the following:

9.1.1	Billing Disputes

The disputing Party must submit billing disputes (“Billing Disputes”) to the billing Party by the due date on the disputed bill unless the disputed bill is paid in full. In the event the disputing Party pays a disputed bill in full and later decides to file a Billing Dispute,  the disputing Party must submit the Billing Dispute to the billing Party within twelve (12) months of the due date of the disputed bill. After receipt of a dispute, the billing Party will review to determine the accuracy of the billing dispute.  If the billing Party determines the dispute is valid, the billing Party will credit the disputing Party’s bill by the next bill date.  If the billing Party determines the billing dispute is not valid, the disputing Party may escalate the dispute as outlined in §9.1.1.1.  If escalation of the billing dispute does not occur within the 30 days as outlined below, the disputing Party must remit payment for the disputed charge, including late payment charges, to the billing Party by the next bill date and these charges are no longer considered disputed charges.  The Parties will endeavor to resolve all Billing Disputes within sixty (60) calendar days from receipt of the Dispute Form.

1.9	Section 7.5.2 of Attachment 1: Mass Market Switching is replaced in its entirety with the following:

From May 1, 2007 through October 31, 2009, SouthEast will be charged $.00141 for each minute of use that exceeds 2,200 per customer’s line per month.  From November 1, 2009 through October 31, 2010, SouthEast will be charged $.001593 for each minute of use that exceeds 2,200 per customer’s line per month Where rates will be based on minutes of use, usage will be accumulated at the end office and rounded to the next higher minute.  SouthEast will pay for all usage on such calls including those that are not completed due to busy or "do not  answer" conditions.

1.10	Exhibit A: Price List is replaced in its entirety with the following:

Exhibit A: Price List

Prices for Mass Market Switching Elements	Monthly Recurring / MOU Rate	Nonrecurring Charges
		Initial	Additional

I. Service Order Charges

Non-Engineered
New Installation – No Premise Visit		$42.50
New Installation – Premise Visit Required		$58.60
Conversion As Is		$19.23
Conversion As Specified (special instructions)		$42.50
Subsequent Order		$9.00

Engineered
New Installation		$311.98
Conversion As Specified (special instructions)		$123.84
Subsequent Order		$59.61

II. Port Charge
Basic Analog Line Side Port (Effective May 1, 2007 – October 31, 2009)	$1.07

Basic Analog Line Side Port (Effective November 1, 2009 – October 31, 2010)	$4.10

III. Remote Call Forwarding – Per Line
	$2.43

Maintenance of Service Charges
Basic Time per half (1/2) hour		$40.00
Overtime per half (1/2) hour		$80.00
Premium Time per half (1/2) hour		$120.00

Time and Material Charges
Basic Time per half (1/2) hour		$40.00
Overtime per half (1/2) hour		$80.00
Premium Time per half (1/2) hour		$120.00

Included Windstream Exchange Service Areas:

Ashland	Evarts	Lancaster	Oneida
Augusta	Ewing	Leatherwood	Owingsville
Barbourville	Faubush	Lebanon	Paint Lick
Berea	Fernleaf	Lewisburg	Russell
Bradfordsville	Flat Lick	Liberty	Salt Lick
Brodhead	Flemingsburg	Livinston	Science Hill
Brooksville	Garrison	London	Sharpsburg
Bryantsville	Germantown	Loretto	Shopville
Burkesville	Grayson	Manchester	Somerset
Burnside	Greensburg	Mays Lick	Southshore
Campbellsville	Greenup	Meads	Tollesboro
Catlettsburg	Hazard	Morehead	Vanceburg
Columbia	Hillsboro	Mt. Olive	Versailles
Cumberland	Hustonville	Mt. Vernon	Vicco
Dover	Irvine	Nancy	Washington
E Bernstadt	Jenkins	Nicholasville	White Lily
Eubank	Johnsville	Olive Hill	Wilmore

5.0	Miscellaneous Provisions are amended as follows:

5.1
Conflict between this Amendment and the Agreement.  This Amendment shall be deemed to revise the terms and provisions of the Agreement to the extent necessary to give effect to the terms and provisions of this Amendment.  In the event of a conflict between the terms and provisions of this Amendment and the terms and provisions of the Agreement, this Amendment shall govern, provided, however, that the fact that a term or provision appears in this Amendment but not in the Agreement, or in the Agreement but not in this Amendment, shall not be interpreted as, or deemed grounds for finding, a conflict for purposes of this Section 2.

5.2
Counterparts.  This Amendment may be executed in one or more counterparts, each of which when so executed and delivered shall be an original and all of which together shall constitute one and the same instrument.

5.3
Captions.  The Parties acknowledge that the captions in this Amendment have been inserted solely for convenience of reference and in no way define or limit the scope or substance of any term or provision of this Amendment.

5.4
Scope of Amendment.  This Amendment shall amend, modify and revise the Agreement only to the extent set forth expressly in Sections 1, 2, 3 and 4 of this Amendment, and, except to the extent set forth in Sections 1, 2, 3 and 4 of this Amendment, the terms and provisions of the Agreement shall remain in full force and effect after the Effective Date.

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be executed as of the Amendment Effective Date.

Windstream Kentucky East, LLC		SouthEast Telephone, Inc.

Date:	7/28/08	Date	7/14/2008

By:	/s/ Michael Rhoda	By:	/s/ Darrell Maynard

Printed: Michael Rhoda		Printed: Darrell Maynard

Title: Senior Vice President – Government Affairs		Title: President

AMENDMENT NO. 2

to the

MASS MARKET SWITCHING AGREEMENT

between

Windstream Kentucky, East, LLC

and

SouthEast Telephone, Inc.

This Amendment No. 2 ( “Amendment”) is made this 23rd day of August, 2010 (“Amendment Effective Date”), by and between Windstream Kentucky, East, LLC ("Windstream”), with its principal place of business at 4001 Rodney Parham Rd., Little Rock, Arkansas 72212 and SouthEast Telephone, Inc. (“SouthEast”) (Windstream and SouthEast may be hereinafter referred to, each individually, as a “Party” and, collectively, as the “Parties”).

This Amendment covers services in the Commonwealth of Kentucky.

WITNESSETH:

WHEREAS, pursuant to private commercial negotiations, SouthEast and Windstream executed a Mass Market Switching Agreement (“Agreement”) with an effective date of May 1, 2007; and

WHEREAS, pursuant to private commercial negotiations, SouthEast and Windstream executed an amendment to the Mass Market Switching Agreement (“Agreement”) with an effective date of July 9, 2008; and

WHEREAS, the amended Agreement is set to expire by its own terms on October 31, 2010; and

NOW, THEREFORE, in consideration of the mutual promises, provisions and covenants herein contained, the sufficiency of which is hereby acknowledged, the Parties agree as follows:

1.0	Section 4.1 of the General Terms and Conditions is replaced in its entirety with the following:

4.1
The Parties agree to the provisions of this Agreement for a term of fifty-four (54) months (“the Term”) from the Effective Date of this Agreement. This Agreement will terminate on October 31, 2011 (“the Termination Date”).

2.0	Section 7.5.2 of Attachment 1: Mass Market Switching is replaced in its entirety with the following:

From May 1, 2007 through October 31, 2009, SouthEast will be charged $.00141 for each minute of use that exceeds 2,200 per customer’s line per month.  From November 1, 2009 through October 31, 2011, SouthEast will be charged $.001593 for each minute of use that exceeds 2,200 per customer’s line per month Where rates will be based on minutes of use, usage will be accumulated at the end office and rounded to the next higher minute.  SouthEast will pay for all usage on such calls including those that are not completed due to busy or "do not  answer" conditions.

1.11	Exhibit A: Price List is replaced in its entirety with the following:

Exhibit A: Price List

Prices for Mass Market Switching Elements	Monthly Recurring / MOU Rate	Nonrecurring Charges
		Initial	Additional

I. Service Order Charges

Non-Engineered
New Installation – No Premise Visit		$42.50
New Installation – Premise Visit Required		$58.60
Conversion As Is		$19.23
Conversion As Specified (special instructions)		$42.50
Subsequent Order		$9.00

Engineered
New Installation		$311.98
Conversion As Specified (special instructions)		$123.84
Subsequent Order		$59.61

II. Port Charge
Basic Analog Line Side Port (Effective May 1, 2007 – October 31, 2009)	$1.07

Basic Analog Line Side Port (Effective November 1, 2009 – October 31, 2011)	$4.10

III. Remote Call Forwarding – Per Line
	$2.43

Maintenance of Service Charges
Basic Time per half (1/2) hour		$40.00
Overtime per half (1/2) hour		$80.00
Premium Time per half (1/2) hour		$120.00

Time and Material Charges
Basic Time per half (1/2) hour		$40.00
Overtime per half (1/2) hour		$80.00
Premium Time per half (1/2) hour		$120.00

Included Windstream Exchange Service Areas:

Ashland	Evarts	Lancaster	Oneida
Augusta	Ewing	Leatherwood	Owingsville
Barbourville	Faubush	Lebanon	Paint Lick
Berea	Fernleaf	Lewisburg	Russell
Bradfordsville	Flat Lick	Liberty	Salt Lick
Brodhead	Flemingsburg	Livinston	Science Hill
Brooksville	Garrison	London	Sharpsburg
Bryantsville	Germantown	Loretto	Shopville
Burkesville	Grayson	Manchester	Somerset
Burnside	Greensburg	Mays Lick	Southshore
Campbellsville	Greenup	Meads	Tollesboro
Catlettsburg	Hazard	Morehead	Vanceburg
Columbia	Hillsboro	Mt. Olive	Versailles
Cumberland	Hustonville	Mt. Vernon	Vicco
Dover	Irvine	Nancy	Washington
E Bernstadt	Jenkins	Nicholasville	White Lily
Eubank	Johnsville	Olive Hill	Wilmore

4.0	Miscellaneous Provisions are amended as follows:

4.1
Conflict between this Amendment and the Agreement.  This Amendment shall be deemed to revise the terms and provisions of the Agreement to the extent necessary to give effect to the terms and provisions of this Amendment.  In the event of a conflict between the terms and provisions of this Amendment and the terms and provisions of the Agreement, this Amendment shall govern, provided, however, that the fact that a term or provision appears in this Amendment but not in the Agreement, or in the Agreement but not in this Amendment, shall not be interpreted as, or deemed grounds for finding, a conflict for purposes of this Section 2.

4.2
Counterparts.  This Amendment may be executed in one or more counterparts, each of which when so executed and delivered shall be an original and all of which together shall constitute one and the same instrument.

4.3
Captions.  The Parties acknowledge that the captions in this Amendment have been inserted solely for convenience of reference and in no way define or limit the scope or substance of any term or provision of this Amendment.

4.4
Scope of Amendment.  This Amendment shall amend, modify and revise the Agreement only to the extent set forth expressly in Sections 1, 2 and 3 of this Amendment, and, except to the extent set forth in Sections 1, 2 and 3 of this Amendment, the terms and provisions of the Agreement shall remain in full force and effect after the Effective Date.

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be executed as of the Amendment Effective Date.

Windstream Kentucky East, LLC		SouthEast Telephone, Inc.

By:	/s/ Michael Rhoda	By:	/s/ Carla J. Reichelderfer

Printed: Michael Rhoda		Printed: Carla Reichelderfer

Title: Senior Vice President – Government Affairs		Title: President